                                                               Exhibit 10.18(a)


                        AIRCRAFT SUBLEASE AGREEMENT N0. 8

THIS SUBLEASE SUPPLEMENT NO. 1 HAS BEEN EXECUTED IN COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS SUBLEASE SUPPLEMENT NO, 1 CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE UNITED STATES JURISDICTION), NO SECURITY INTEREST IN THIS SUBLEASE SUPPLEMENT NO. 1 MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL EXECUTED COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY MELLON FINANCIAL SERVICES CORPORATION #3, AS LENDER ON THE SIGNATURE PAGE HEREOF.

                           SUBLEASE SUPPLEMENT NO. 1

        SUBLEASE SUPPLEMENT NO.1., dated March 29, 1996 ("Sublease Supplement No. 1") to Aircraft Sublease Agreement No. 8 dated as of March 1, 1996 (the "Sublease") by and between CHAUTAUQUA AIRLINES, INC., as sublessee ("Sublessee"), and FAIRBROOK LEASING, INC., as sublessor ("Sublessor").

                            I N T R O D U C T I O N

        WHEREAS, Sublessor and Sublessee have heretofore entered into the Sublease (defined terms therein being hereinafter used with the same meanings). The Sublease provides for the execution and delivery of a Sublease Supplement for the purpose of leasing the Aircraft under the Sublease as and when delivered by Sublessor to Sublessee in accordance with the terms thereof; and

        WHEREAS, a counterpart of the Sublease, with this Sublease Supplement No. 1 attached thereto, is being filed for recordation with the FAA Aircraft Registry as one document;

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged Sublessor and Sublessee hereby agree as follows:

A. THE AIRCRAFT. Sublessee hereby confirms to Sublessor that Sublessee has accepted the Aircraft and each Engine and Propeller described below for all purposes hereof and of the Sublease as being airworthy, in accordance with specifications, in good working order and repair and without defect in condition, design, operation or fitness for use, whether or not discoverable by Sublessee as of


------------
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933. The omitted materials have been filed separately with the Securities and Exchange Commission.

                                                                      SCHEDULE 1
CE CERTIFICATE                                                                TO
                                                  CRAFT SUBLEASE AGREEMENT NO. 8

as Sublessor

                                                    EEDINGS

as Sublessee, hereby acknowledges
tance of the Saab 340A Aircraft
end at the time and place set forth
Aircraft Sublease Agreement No. 8
i Sublease Supplement No. 1 thereto
by and between FAIRBROOK LEASING,
UQUA AIRLINES, INC., as sublessee.

                340A-123

                N123MQ, to be changed to
                N123CQ

----------------------------

March 29,1996
----------------------------

----------------------------

CHAUTAUQUA AIRLINES, INC.

By /s/ Timothy L. Coon
   -------------------------

Name   Timothy L. Coon
     -----------------------

Title  VICE PRESIDENT
      ----------------------
the date hereof; PROVIDED, HOWEVER, that nothing contained herein or in the Sublease diminishes or affects any right. Sublessor or Sublessee may have with respect to the Aircraft against the Manufacturer, GE, Dowty, any vendor or any subcontractor or supplier thereof:

AIRFRAME
MANUFACTURER          MODEL        SERIAL  NUMBER            U.S. REG. NO
Saab-Fairchild        340A         340A -123                 N123MQ
                                                             (being changed to
                                                             N123CQ)

INSTALLED
ENGINES
MANUFACTURER          MODEL        SERIAL NUMBER             RATED  TAKEOFF H/P
General               CT7-5A       GE-E-367-401 (left)       Each of which
Electric                           GE-E-367-426 (right)      Engines has 750
                                                             or more rated
                                                             take off
                                                             horsepower or
                                                             the equivalent
                                                             thereof.

INSTALLED
PROPELLERS                                                   RATED TAKEOFF
MANUFACTURER          MODEL        SERIAL NUMBER             SHAFT H/P
Dowty Rotol           R354/4-      DRG/1789/87 (left)        Each of which
                      123-F/13                               Propellers is
                      R389/4-      DRG/1792/87 (right)       capable of
                      123-F/25                               absorbing 750 or
                                                             more rated take
                                                             off shaft
                                                             horsepower.

B. STIPULATED LOSS VALUE Sublessee hereby agrees to pay in accordance with and when required by the Sublease Stipulated Loss Value payments. in the amounts set forth in Annex 1 to the Sublease Rent Schedule and incorporated herein by reference.

C. REPRESENTATIONS BY SUBLESSEE. Sublessee hereby represents and warrants to Sublessor that on the above date:

(1) The representations and warranties of Sublessee set forth in the Sublease are true and correct in all material respects as though made on the date above;

(2) Sublessee has satisfied or complied with all requirements in the Sublease, to be completed by it on or prior to the date hereof;

(3) No Sublease Default or Event of Default has occurred and is continuing on the date above; and

(4) Sublessee has obtained, and there are in full force and effect, such insurance policies with respect to the Aircraft, as are required to be obtained under the terms of the Sublease.

D.  DELIVERY DATE:                        March 29, 1996

E.  TERM                                  The Term shall commence on the
                                          Delivery Date and expire on August
                                          28, 2006, unless terminated earlier
                                          pursuant to and in accordance with
                                          the Sublease: PROVIDED, however,
                                          that if Sublessor is unable to renew
                                          the Lease beyond its current
                                          termination date of July 11, 2002,
                                          then the Sublease will terminate on
                                          July 11, 2002 and Sublessor shall
                                          lease or sublease a Saab 340A
                                          aircraft to Sublessee through August
                                          28, 2006 on the same terms and
                                          conditions as those of the Sublease.

F.   BASE RENT:                           Sublessee agrees to pay Sublessor,
                                          Base Rent monthly in arrears, in the
                                          amounts and on the dates, as set
                                          forth in the Sublease Rent Schedule.

G.   FIRST BASE RENT PAYMENT DATE         April 29, 1996

H.   BASE RENT PAYMENT DATES:             Base Rent during the Term shall be
                                          paid on the same day of each month
                                          as the day of the month of the First
                                          Base Rent Payment Date,

I.   AIRCRAFT BASE:                       Indianapolis, Indiana or Akron,
                                          Ohio.

J.   DELIVERY SITE:                       Indianapolis, Indiana.

K.   COUNTERPARTS                         This Sublease Supplement No. 1 may
                                          be executed in any number of
                                          counterparts and by the parties hereto
                                          on separate counterparts,
                                          each of which counterparts, shall for
                                          all purposes be deemed an original,
                                          and all such counterparts shall
                                          together constitute but one and the
                                          same Sublease Supplement No. 1;
                                          PROVIDED that, to the extent, if any,
                                          that this Sublease Supplement No. 1
                                          constitutes chattel paper (as such
                                          term is defined in the Uniform
                                          Commercial Code as in effect in any
                                          applicable jurisdiction) no security
                                          interest may be created through the
                                          transfer or possession of any
                                          counterpart other than the counterpart
                                          containing the receipt therefor
                                          executed by Mellon Financial Services
                                          Corporation #3, as Lender on the
                                          signature page hereof.

L. REFERENCE:                             All the terms and provisions of the
                                          Sublease are hereby incorporated by
                                          reference in this Sublease Supplement
                                          No. 1 to the same extent as if fully
                                          set forth herein.


        IN WITNESS WHEREOF, Sublessor and Sublessee have caused this Sublease Supplement No.1 to be duly executed by their authorized officers as of the day and year first above written.

                                          FAIRBROOK LEASING, INC.,
                                          as Sublessor or

                                          By: /s/ Mark D. Pugliese
                                              --------------------
                                              Mark D. Pugliese
                                              Vice President and
                                              General Counsel

                                          By: /s/ Gena H. Laurent
                                              -------------------
                                              Gena H. Laurent
                                              Assistant Vice President

                                          CHAUTAUQUA AIRLINES, INC.,
                                          as Sublessee

                                          By: /s/ Timothy L. Coon
                                              -------------------
                                              Timothy L. Coon
                                              Senior vice President

                               Lease Rent Schedule
                         Aircraft Lease Agreement No. 8

                                                         Basic Rent
Date                        PMT No.                        Payment

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]



                                              Stipulated Loss Value
                                                      SAAB 340A-123

Date                        PMT No.           Stipulated Loss Value

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


NOTE TO EXHIBIT 10.18(a)

The 14 additional Sublease Supplements No. 1 are substantially identical in all material respects to the filed Sublease Supplement No. 1 except as follows:


------------------------------------- ----------------------------------- -----------------------------------
            TAIL NUMBER                          CLOSING DATE                     OWNER-PARTICIPANT

------------------------------------- ----------------------------------- -----------------------------------
N140CQ                                          October, 1996             Fairbrook Leasing
------------------------------------- ----------------------------------- -----------------------------------
N152CQ                                          October, 1996             Fairbrook Leasing
------------------------------------- ----------------------------------- -----------------------------------
N96CN                                           October, 1996             Fairbrook Leasing
------------------------------------- ----------------------------------- -----------------------------------
N108CQ                                          October, 1996             Fairbrook Leasing
------------------------------------- ----------------------------------- -----------------------------------
N149CQ                                          October, 1996             Fairbrook Leasing
------------------------------------- ----------------------------------- -----------------------------------
N150CQ                                          October, 1996             Fairbrook Leasing
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------